Smart Choice Automotive Group, Inc.
                    (Formerly Eckler Industries, Inc.)
               Pro Forma Consolidated Financial Information
                     Explanatory Headnote (Unaudited)

                               Introduction

On October 28, 1996, Eckler Industries, Inc. (Eckler) entered into an Agreement and Plan of Reorganization (the Agreement) with Smart Choice Automotive Group, Inc. (SCHI). SCHI had previously entered into agreements to acquire the outstanding capital stock or net assets of other companies. The closing of the transaction between Eckler and SCHI occurred on January 28, 1997. The transactions between SCHI and the other companies closed on January 28, 1997 (prior to the Eckler and SCHI closing), February 12, 1997 and February 14, 1997.

Based on the controlling interest in Eckler obtained by SCHI as a result of this transaction, the transaction will be accounted for as an acquisition of Eckler by SCHI (a reverse acquisition in which SCHI is considered the acquirer for accounting purposes).

SCHI was incorporated on June 21, 1996 and had no significant operations or assets until it acquired Eckler and the other companies. The acquisition of Eckler and the other companies will be accounted for as a purchase, with the assets acquired and liabilities assumed recorded at their estimated fair values.

The pro forma condensed consolidated balance sheets as of December 31, 1996 assume the transactions were consummated as of December 31, 1996, and the pro forma condensed consolidated statements of operations for the year ended December 31, 1996 and the three months ended December 31, 1996 assumes the transactions were consummated as of January 1, 1996.

The pro forma condensed consolidated financial statements may not be indicative of the actual results of the transactions. In particular, the pro forma condensed consolidated financial statements are based on management's current estimate of the allocations of purchase price, the actual allocation of which may differ.

In the opinion of management, all adjustments have been made that are necessary to present fairly the pro forma data.

Acquisition of Liberty Finance Company, Inc. and Affiliates

The outstanding capital stock of Liberty was acquired for $1,500,000 notes due to the seller, the equivalent of 352,156 shares of common stock valued at $3.375 per share ($1,188,527) and $54,026 in acquisition costs. Prior to the acquisition, the selling stockholder contributed debt amounting to $628,941 to the capital of Liberty.

The purchase price for Liberty is anticipated to be allocated as follows:

     Fair value of assets acquired            $15,818,914
     Excess of cost over net assets acquired    1,633,463

                                               17,452,377
     Fair value of liabilities assumed         14,709,824

        Total purchase price                   $2,742,553

Acquisition of Florida Finance Group, Inc. and Affiliates

The outstanding capital stock of Florida Finance and the net assets of its affiliated companies were acquired for $892,722 notes due to the seller, the issuance of 285,714 shares of common stock valued at $3.375 per share ($964,285) and $40,643 in acquisition costs.

The purchase price for Florida Finance is anticipated to be allocated as follows:

     Fair value of assets acquired            $5,015,224
     Excess of cost over net assets acquired   3,238,721

                                               8,253,945
     Fair value of liabilities assumed         6,356,295

        Total purchase price                  $1,897,650


Acquisition of 225 North Military Trail Corporation and Affiliate

The net assets of 225 North Military Trail and Affiliate were acquired for $3,000,000 cash, $1,250,000 notes due to the seller, 285,714 shares of common stock valued at $3.375 per share ($964,286) and $53,299 in acquisition costs.

The purchase price for 225 North Military Trail is anticipated to be allocated as follows:

     Fair value of assets acquired            $5,108,400
     Excess of cost over net assets acquired     808,278

                                               5,916,678
     Fair value of liabilities assumed           649,093

        Total purchase price                  $5,267,585


Acquisition of Dealer Development Services, Inc.

The outstanding capital stock of Dealer Development Services, Inc. was acquired for $384,615 notes due to the seller and $3,934 in acquisition costs.

The purchase price for Dealer Development Services is anticipated to be allocated as follows:

     Fair value of assets acquired            $101,116
     Excess of cost over net assets acquired   892,426

                                               993,542
     Fair value of liabilities assumed         604,993

        Total purchase price                  $388,549

Acquisition of Dealer Insurance Services, Inc.

The outstanding capital stock of Dealer Insurance Services, Inc. was acquired for $365,385 notes due to the seller and $20,627 in acquisition costs.

The purchase price for Dealer Insurance Services is anticipated to be allocated as follows:

     Fair value of assets acquired            $132,461
     Excess of cost over net assets acquired   421,485

                                               553,946
     Fair value of liabilities assumed         167,934

        Total purchase price                  $386,012




Acquisition of Eckler Industries, Inc.

The acquisition of Smart Choice Holdings, Inc. by Eckler will be accounted for as an acquisition of Eckler by SCHI (a reverse acquisition in which SCHI is considered the acquirer for accounting purposes). The purchase price for Eckler is computed by valuing the outstanding shares of common stock of Eckler (the equivalent of 2,757,500 shares) at $3.375 or $9,306,563 and acquisition costs of $100,119.

The purchase price for Eckler is anticipated to be allocated as follows:

     Fair value of assets acquired            $6,366,508
     Excess of cost over net assets acquired   7,004,572

                                              13,371,080
     Fair value of liabilities assumed         3,964,398

        Total purchase price                  $9,406,682


                    Smart Choice Automotive Group, Inc.
                    (Formerly Eckler Industries, Inc.)
                   Pro Forma Consolidated Balance Sheets
                                (Unaudited)

                                      SCHI             Liberty
                                 Pro Forma       (4) Pro Forma   Florida
December 31, 1996      SCHI        Adjust.   Liberty   Adjust.   Finance

Assets:
  Cash            $        $(2,950,000)(6)$   163,184$        $    20,272
                             2,950,000 (2)
  Accounts receivable25,000                                       17,765
  Notes receivable  400,000
  Finance receivables                     11,383,431           4,383,759
  Inventories                              2,861,848             440,317
  Paid expenses                                                   26,940
  Land held for sale                       1,050,000
  Deferred tax asset
  Property and
    equipment, net   22,454                  272,543             141,576
  Investment in
    subsidiaries             2,742,553 (4)
                             1,897,650 (5)
                             5,267,585 (6)
                               388,549 (7)
                               386,012 (8)
                             9,406,682 (9)
  Excess of cost over
    net assets acquired

  Debt issue costs, net of
    accum. amortization24,735                  4,154

  Deposit on acquisition50,000 (50,000)(6)

  Deferred acquisition
    costs           194,101    117,657 (3)
                               (54,026)(4)
                               (40,643)(5)
                               (53,299)(6)
                                (3,934)(7)
                               (20,627)(8)
                              (100,119)(9)
  Other assets                                83,754               2,360
                   $716,290$19,884,040     $15,818,914$     -0-$5,032,989

See accompanying headnote and notes to pro forma consolidated financial statements (unaudited).

                    Smart Choice Automotive Group, Inc.
                    (Formerly Eckler Industries, Inc.)
             Pro Forma Consolidated Balance Sheets (Continued)
                                (Unaudited)

               225 North   Dealer
                Military  Develop  Dealers         EliminatingConsolidated
December 31, 1996  Trail     mentInsurance   Eckler   Entries  Pro Forma

Assets
Cash          $  192,999 $ 94,892$   1,288$  241,652$           $   714,287

  Accts. receivable                115,050  153,285              311,100
  Notes receivable                          326,700              726,700
  Finance
    receivables4,057,682                                      19,824,872
  Inventories    799,358                  1,307,525            5,409,048
  Prepaid expenses                   5,3851,385,398            1,417,723
  Land held for sale                                           1,050,000
  Deferred tax asset                        330,610              330,610
  Property and
    equipment, net10,086    5,037    9,3562,512,645            2,973,697
  Investment in
    subsidiaries                                   (2,742,553)
                                                   (1,897,650)
                                                   (5,267,585)
                                                    (388,549)
                                                    (386,012)
                                                   (9,406,682)
  Excess of cost
    over net assets
      acquired                                     13,998,945  13,998,945

  Debt issue costs, net of
    accum. Amortization                                           28,889

  Deposit on acquisition

  Deferred acquisition
    costs                                                         39,110






  Other assets    48,275    1,187    1,382  108,693              245,651

              $5,108,400 $101,116 $132,461$6,366,508$(6,090,086)$47,070,632


  See accompanying headnote and notes to pro forma consolidated financial statements (unaudited).
                    Smart Choice Automotive Group, Inc.
                    (Formerly Eckler Industries, Inc.)
                   Pro Forma Consolidated Balance Sheets
                                (Unaudited)

                                      SCHI             Liberty
                                 Pro Forma       (4) Pro Forma   Florida
December 31, 1996      SCHI        Adjust.   Liberty   Adjust.   Finance

Liabilities and
  Stockholders Equity:
   Accounts Payable $438,890$   117,657 (3)$   473,088$            $     47
,791
  Bank overdraft     82,884
  Notes payable      60,000  2,950,000 (2)14,438,582 (628,941)(4)6,175,193
                             1,500,000 (4)
                               892,722 (5)
                             1,250,000 (6)
                               384,615 (7)
                               365,385 (8)
  Advance from related
    parties                                  197,237
  Accrued expenses  183,314                  229,858              16,505
  Deferred income                                                134,571
  Customer deposits
  Deferred income taxes
  Convertible debentures262,000

Total liabilites  1,027,088      7,460,37915,338,765 (628,941) 6,374,060

Stockholders'
  equity (deficit)(310,798)  1,188,527 (4)   480,149628,941 (4)(1,341,071)
                               964,285 (5)
                               964,286 (6)
                             9,306,563 (9)

                   $716,290    $19,884,040$15,818,914$       -0-$5,032,989


See accompanying headnote and notes to pro forma consolidated financial statements (unaudited).

                    Smart Choice Automotive Group, Inc.
                    (Formerly Eckler Industries, Inc.)
             Pro Forma Consolidated Balance Sheets (Continued)
                                (Unaudited)

               225 North   Dealer
                Military  Develop  Dealers         EliminatingConsolidated
December 31, 1996  Trail     mentInsurance   Eckler   Entries  Pro Forma

Liabilities and
  Stockholders Equity:
   Accounts payable$  349,093$  1,002$  94,319$  545,765$    $  2,067,605
  Bank overdraft                                                  82,884
  Notes payable  300,000   16,500   27,1662,706,206           30,437,428





Advance from related
  parties                                                        197,237
  Accrued expenses        177,816   46,449  309,613              963,555
  Deferred income                                                134,571
  Customer deposits       409,675                                409,675
  Deferred income taxes                     402,814              402,814
  Convertible debentures                                         262,000

Total liabilities649,093  604,993  167,9343,964,398           34,957,769

Stockholders' equity
  (deficit)    4,459,307(503,877) (35,473)2,402,110(6,090,086)12,112,863



              $5,108,400 $101,116 $132,461$6,366,508$(6,090,086)$47,070,632

See accompanying headnote and notes to pro forma consolidated financial statements (unaudited).


                    Smart Choice Automotive Group, Inc.
                    (Formerly Eckler Industries, Inc.)
        Pro Forma Consolidated Statement of Operations (Unaudited)
                       Year Ended December 31, 1996

                                                     225 North    Dealer
                                             Florida  Military  Develop-
                       SCHI        Liberty   Finance     Trail      ment

Revenues          $            $21,687,418$6,064,172$11,998,847 $698,620

Cost and expenses:
  cost of sales                 16,122,7783,702,953  8,446,683
 Operating expenses 670,616     4,852,529 2,084,072 2,989,802 1,206,152


                    670,616     20,975,307 5,787,02511,436,485 1,206,152

Income (loss) from
  operations      (670,616)        712,111   277,147   562,362 (507,532)

Other income (expense):
  Interest expense (33,172)    (1,324,437) (675,754)  (22,593)     (623)
  Other                                                               79

                   (33,172)    (1,324,437) (675,754)  (22,593)     (544)

Income (loss) before
  income taxes (benefit)(703,788)(612,326) (398,607)   539,769 (508,076)

Taxes on income
  (benefit)                                      204

Net income (loss)$(703,788)   $  (612,326)$ (398,811)$   539,769$(508,076)

Income (loss) per share

Weighted average number of
  common shares outstanding


See accompanying headnote and notes to pro forma consolidated financial statements (unaudited).

                    Smart Choice Automotive Group, Inc.
                    (Formerly Eckler Industries, Inc.)
  Pro Forma Consolidated Statement of Operations (Unaudited) (Continued)
                       Year Ended December 31, 1996

                                   Dealers           Pro FormaConsolidted
                                 Insurance    Eckler   Adjust. Pro Forma

Revenues                          $812,645$14,893,083$         $56,154,785

Cost and expenses:
  cost of sales                            9,648,505          37,920,919
  Operating expenses)              863,344 5,489,776699,947(10)18,520,014
                                                    (336,224)(11)

                                   863,34415,138,281   363,72356,440,933

Income (loss) from
  operations                      (50,699) (245,198) (363,723) (286,148)

Other income (expense):
  Interest  expense               (4,294) (332,195)(657,828)(12)(3,050,896)
  Other                                      100,963             101,042

                                   (4,294) (231,232) (657,828)(2,949,854)

Income (loss) before
  income taxes (benefit)          (54,993) (476,430)(1,021,551)(3,236,002)

Taxes on income
  (benefit)                                (161,000)160,796(13)

Net income (loss)            $  (54,993)$ (315,430)$(1,182,347)$(3,236,002)

Income (loss) per share                                       $      (.35)

Weighted average number of
 common shares outstanding                                       9,169,516


See accompanying headnote and notes to pro forma consolidated financial statements (unaudited).


                    Smart Choice Automotive Group, Inc.
                    (Formerly Eckler Industries, Inc.)
        Pro Forma Consolidated Statement of Operations (Unaudited)
                   Three Months Ended December 31, 1996

                                                     225 North    Dealer
                                             Florida  Military  Develop-
                       SCHI        Liberty   Finance     Trail      ment

Revenues          $             $5,360,478$  893,339$ 2,518,311 $236,316

Cost and expenses:
  cost of sales                  3,239,488   154,078 1,637,024
  Operating expenses)670,616     3,157,227   604,708   965,904   603,461


                    670,616      6,396,715   758,786 2,602,928   603,461

Income (loss) from
  operations      (670,616)    (1,036,237)   134,553  (84,617) (367,145)

Other income (expense):
  Interest expense (33,172)      (367,959) (181,965)   (8,766)     (584)
  Other

                   (33,172)      (367,959) (181,965)   (8,766)     (584)

Income (loss) before
  income taxes (benefit)(703,788)(1,404,196)(47,412)  (93,383) (367,729)

Taxes on income
  (benefit)                                      204

Net income (loss)$(703,788)   $(1,404,196)$ (47,616)$ (93,383)$(367,729)

Income (loss) per share

Weighted average number of
  common shares outstanding


See accompanying headnote and notes to pro forma consolidated financial statements (unaudited).


                    Smart Choice Automotive Group, Inc.
                    (Formerly Eckler Industries, Inc.)
        Pro Forma Consolidated Statement of Operations (Unaudited)
                   Three Months Ended December 31, 1996

                                   Dealers           Pro FormaConsolidted
                                 Insurance    Eckler   Adjust. Pro Forma

Revenues                          $172,770$2,941,821$         $12,123,035

Cost and expenses:
  cost of sales                            1,813,371           6,843,961
  Operating expenses)              184,056 1,492,939174,987(10)7,487,706
                                                    (336,192)(11)

                                   184,056 3,306,310 (191,205)14,331,667

Income (loss) from
  operations                      (11,286) (364,489)   191,205(2,208,632)

Other income (expense):
  Interest expense                 (1,145)  (72,673)(164,457)(12)(830,721)
  Other                                       28,155              28,155

                                   (1,145)  (44,518) (164,457) (802,566)

Income (loss) before
  income taxes (benefit)          (12,431) (409,007)    26,748(3,011,198)

Taxes on income
  (benefit)                                (212,798)212,594(13)

Net income (loss)              $  (12,431)$ (196,209)$(185,846)$(3,011,198)

Income (loss) per share                                       $      (.33)

Weighted average number of
 common shares outstanding                                      9,169,516


See accompanying headnote and notes to pro forma consolidated financial statements (unaudited).



                    Smart Choice Automotive Group, Inc.
                    (Formerly Eckler Industries, Inc.)
           Notes to Pro Forma Consolidated Financial Information
                                (Unaudited)


Pro Forma Adjustments

The pro forma condensed consolidated balance sheet as of December 31, 1996 assumes the transactions were consummated as of December 31, 1996 and the pro forma condensed consolidated statements of operations for the year ended December 31, 1996 and the three months ended December 31, 1996 assumes the transactions were consummated as of January 1, 1996.

Borrowings for Acquisitions

Reflects the borrowings necessary to fund the cash position of the purchase price of 225 North Military Trail Corporation and Affiliate.

Deferred Acquisition Costs

Reflects  the  accrual of acquisition costs incurred  after   December  31,
1996.

Acquisition of Liberty Finance Company, Inc. and Affiliates

The outstanding capital stock of Liberty was acquired for $1,500,000 notes due to the seller, the equivalent of 352,156 shares of common stock valued at $3.375 per share ($1,188,527) and $54,026 in acquisition costs. Prior to the acquisition, the selling stockholder contributed debt amounting to $628,941 to the capital of Liberty.

The purchase price for Liberty is anticipated to be allocated as follows:

     Fair value of assets acquired            $15,818,914
     Excess of cost over net assets acquired    1,633,463

                                               17,452,377
     Fair value of liabilities assumed         14,709,824

        Total purchase price                   $2,742,553

Acquisition of Florida Finance Group, Inc. and Affiliates

The outstanding capital stock of Florida Finance and the net assets of its affiliated companies were acquired for $892,722 notes due to the seller, the issuance of 285,714 shares of common stock valued at $3.375 per share ($964,285) and $40,643 in acquisition costs.

The purchase price for Florida Finance is anticipated to be allocated as follows:

     Fair value of assets acquired            $5,015,224
     Excess of cost over net assets acquired   3,238,721

                                               8,253,945
     Fair value of liabilities assumed         6,356,295

        Total purchase price                  $1,897,650


Acquisition of 225 North Military Trail Corporation and Affiliate

The net assets of 225 North Military Trail and Affiliate were acquired for $3,000,000 cash, $1,250,000 notes due to the seller, 285,714 shares of common stock valued at $3.375 per share ($964,286) and $53,299 in acquisition costs.

The purchase price for 225 North Military Trail is anticipated to be allocated as follows:

     Fair value of assets acquired            $5,108,400
     Excess of cost over net assets acquired     808,278

                                               5,916,678
     Fair value of liabilities assumed           649,093

        Total purchase price                  $5,267,585


Acquisition of Dealer Development Services, Inc.

The outstanding capital stock of Dealer Development Services, Inc. was acquired for $384,615 notes due to the seller and $3,934 in acquisition costs.

The purchase price for Dealer Development Services is anticipated to be allocated as follows:

     Fair value of assets acquired            $101,116
     Excess of cost over net assets acquired   892,426

                                               993,542
     Fair value of liabilities assumed         604,993

        Total purchase price                  $388,549

Acquisition of Dealer Insurance Services, Inc.

The outstanding capital stock of Dealer Insurance Services, Inc. was acquired for $365,385 notes due to the seller and $20,627 in acquisition costs.

The purchase price for Dealer Insurance Services is anticipated to be allocated as follows:

     Fair value of assets acquired            $132,461
     Excess of cost over net assets acquired   421,485

                                               553,946
     Fair value of liabilities assumed         167,934

        Total purchase price                  $386,012

Acquisition of Eckler Industries, Inc.

The acquisition of Smart Choice Holdings, Inc. by Eckler will be accounted for as an acquisition of Eckler by SCHI (a reverse acquisition in which SCHI is considered the acquirer for accounting purposes). The purchase price for Eckler is computed by valuing the outstanding shares of common stock of Eckler (the equivalent of 2,757,500 shares) at $3.375 or $9,306,563 and acquisition costs of $100,119.

The purchase price for Eckler is anticipated to be allocated as follows:

     Fair value of assets acquired            $6,366,508
     Excess of cost over net assets acquired   7,004,572

                                              13,371,080
     Fair value of liabilities assumed         3,964,398

        Total purchase price                  $9,406,682

Amortization of Excess Cost over Fair Value of Assets Acquired

Reflects the amortization of excess cost over fair value of assets acquired over 20 years.

Compensation Expense

Reflects  the  change  in  compensation expense  based  on  the  historical compensation  expense  of  certain executives  of  the  acquired  companies
compared  to  their  employment  agreements  effective  on  the  dates   of
acquisition.

Interest Expense

Reflects the net additional interest expense on the indebtedness incurred as partial payment of the purchase price of the acquired companies, reduced by the interest expense incurred on debt contributed to capital by the sellers of one of the acquired companies.

Income Tax Benefit

To eliminate tax benefits in determining pro forma income (loss) from operations. Management believes that sufficient evidence would not have existed to recognize a deferred tax asset relating to these losses.